                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.____)

   Filed by the Registrant [ ] Filed by a Party other than the Registrant [ ]
                           Check the appropriate box:
                         [ ] Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
             [ ] Soliciting Material Pursuant to Section 240.14a-12

                          ONE VOICE TECHNOLOGIES, INC.
                          ----------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] No fee required.

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies: _____________

2) Aggregate number of securities to which transaction applies: ________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):____________________________________

4) Proposed maximum aggregate value of transaction: ____________________________

5) Total fee paid: _____________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: _____________________________________________________

2) Form, Schedule or Registration Statement No.: _______________________________

3) Filing Party: _______________________________________________________________

4) Date Filed: _________________________________________________________________

                          ONE VOICE TECHNOLOGIES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 14, 2004


To the shareholders of One Voice Technologies, Inc.:

You are cordially invited to attend the Annual Meeting of Shareholders of One Voice Technologies, Inc. (the "Company"), which will be held at the Prime Hotel and Suites, 5975 Lusk Boulevard, San Diego, California 92121, on Thursday October 14, 2004, at 10:00 a.m. Pacific time, to consider and act upon the following matters:

(1) To elect a board of three directors to hold office until the 2005 Annual Meeting of Shareholders and until their successors are elected and qualified;

(2) To approve an amendment to our Articles of Incorporation to increase the number of our authorized shares from 260,000,000 (250,000,000 of common stock and 10,000,000 of preferred stock) to 1,000,000,000 (990,000,000 of common stock and 10,000,000 of preferred stock);

(3) To ratify the selection of Peterson & Company, LLP as our auditors for the fiscal year ending December 31, 2004; and

(4) To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing matters are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed September 8, 2004 as the record date for this Annual Meeting. Only shareholders of record at the close of business on September 8, 2004 will be entitled to notice of and to vote at this Annual Meeting and at any adjournments thereof.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY VIA FACSIMILE TO (303) 282-5800 OR IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                   Dean Weber
                   Chairman of the Board, President and Chief
                                Executive Officer

6333 Greenwich Drive, Suite 240
San Diego, California 92122
(858) 552-4466
September 19, 2004

                          ONE VOICE TECHNOLOGIES, INC.
                         6333 GREENWICH DRIVE, SUITE 240
                           SAN DIEGO, CALIFORNIA 92122

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 14, 2004

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of One Voice Technologies, Inc., a Nevada corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held at the Prime Hotel and Suite, 5975 Lusk Boulevard, San Diego, California 92121, on Thursday, October 14, 2004, at 10:00 a.m. Pacific time, and at any and all adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. This Proxy Statement and the accompanying Proxy will be mailed on or about September 19, 2004 to all shareholders entitled to vote at the Annual Meeting.

SOLICITATION OF PROXIES

We will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy materials. The original solicitation of Proxies by mail may be supplemented by solicitation in person, by mail, by telephone, by facsimile, or by telegram, by our regularly employed officers and employees. Our officers and employees will not receive any additional compensation for soliciting proxies.

VOTING RIGHTS AND OUTSTANDING SHARES

The Board of Directors has fixed the close of business on September 8, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of the record date, 222,790,662 shares of our common stock, par value $.001 per share, were issued and outstanding. You are entitled to one vote for each share of common stock you hold. Except as described herein, no preemptive, subscription, or conversion rights pertain to the common stock and no redemption or sinking fund provisions exist for the benefit thereof.

The representation, in person or by proxy, of a majority of the outstanding shares of our common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. All Proxies that are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on, except as noted below. An abstention from voting or a broker non-vote will be used for the purpose of establishing a quorum, but will not be counted in the voting process. All Proxies that are properly completed, signed and returned to the Company before the Annual Meeting, and that have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve each proposal. As of the record date, our officers and directors held of record or beneficially 5,693,000 shares (not including options to buy 210,000 shares that are currently exercisable at prices above the market price of the shares) or 2.6%of our issued and outstanding common stock. Our officers and directors have indicated their intention to vote "for" each of the proposals described in this Proxy Statement.

REVOCATION OF PROXIES

You may revoke your Proxy at any time before it is voted either by filing with the Secretary of the Company, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and expressing a desire to vote your shares in person. Our principal executive offices are located at 6333 Greenwich Drive, Suite 240, San Diego, California 92122.

SHAREHOLDER PROPOSALS

The deadline for submitting a shareholder proposal for inclusion in our proxy statement and Form of proxy for the 2005 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Exchange Act") is February 1, 2005. The deadline for submitting a shareholder proposal that is not to be included in such proxy statement and proxy is also February 1, 2005. If a shareholder proposal is received after February 1, 2005, we may vote in our discretion as to that proposal all of the shares for which we have received proxies for the 2005 Annual Meeting of Shareholders.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

In accordance with our Bylaws, the Board of Directors has fixed the number of our directors at three. All three directors are to be elected at the Annual Meeting, to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified. The Board of Directors proposes the election of the nominees named below, each of whom is currently a member of our Board of Directors previously elected by shareholders. There is no cumulative voting for the election of directors.

Unless authorization to do so is withheld, proxies received will be voted FOR the three nominees named below. If any nominee should become unavailable for election before the Annual Meeting, the proxies will be voted for the election of such substitute nominee as the present Board of Directors may propose. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unable to serve.

The Board of Directors proposes the election of the following nominees as members of the Board of Directors:



NAME                    AGE     POSITION AND OFFICES HELD WITH THE COMPANY
----                    ---     ------------------------------------------
Dean Weber               42     Chairman of the Board, President,
                                  Chief Executive Officer and Director
Rahoul Sharan            43     Chief Financial Officer and Director
Bradley J. Ammon*        41     Director


* Member of the Audit Committee and the Compensation Committee.

Officers are elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of shareholders and hold office until their respective successors are duly elected and qualified, although Dean Weber has an employment agreement and Rahoul Sharan's company has a personal service agreement with us. There are no family relationships between any of our officers or directors.

PRINCIPAL OCCUPATIONS OF EACH DIRECTOR

DEAN WEBER holds a B.S. in Computer Science from the Central Connecticut State University. With over 19 years of technology experience, Mr. Weber has worked for top IT companies such as United Technologies, Northrop and Xerox. From 1984 to 1987, Mr. Weber was an engineer for United Technologies in Hartford, Connecticut, where he designed and developed real-time software systems for NASA and U.S. Navy projects. Mr. Weber was then employed by Northrop Corporation in Pico Rivera, California, from 1987 to 1989 where he led an engineering team for the B2 Stealth Bomber project. From 1989 to 1991, Mr. Weber was an independent senior consultant to various companies including Xerox and Rockwell Technologies. From 1991 to 1998, Mr. Weber founded and was President of EditPro Corporation in San Diego, California. At EditPro, Mr. Weber developed and marketed one of the original and first Microsoft Windows based development environment tools for both the English and Japanese marketplaces. In 1996 and 1997, Mr. Weber began developing the origins of the current IVAN program. In 1998, Mr. Weber founded Conversational Systems, Inc., now One Voice Technologies, Inc., in San Diego, California, where he has served as the Company's President since that time. Recently, Mr. Weber was nominated as chairperson and keynote speaker of the Voice-Based Commerce tradeshow held in Chicago in September 2000, where participants included IBM, Lucent, Nuance and Speechworks. Mr. Weber was elected to the Board of Directors in July of 1999 as Chairman.

RAHOUL SHARAN holds a Bachelor of Commerce degree from the University of British Columbia and is a member of the Institute of Chartered Accountants of British Columbia. Mr. Sharan was employed by Coopers & Lybrand (now Pricewaterhouse Coopers) from 1984 to 1989. Since 1989, Mr. Sharan has been the President and a Director of KJN Management Ltd., a private company that provides a broad range of administrative, management and financial services to both private and public companies. Mr. Sharan has been a partner in S & P Group, a company that specializes in investment financing for venture capital projects and real estate development and construction, since 1988. Mr. Sharan was also a director of Pacific Northern Ventures, Ltd. from 1989 to 1995, and is President and a Director of Bell Coast Capital Corp., an inactive public company to which Mr. Sharan devotes less than 1% of his time. Mr. Sharan was elected to the Board of Directors in 1999.

BRADLEY J. AMMON is a tax attorney in the San Diego law firm of Ernest S. Ryder & Associates, Inc. Mr. Ammon specializes in international tax planning, including restructuring of international operations, domestic mergers and acquisitions, and developing business plans to minimize worldwide taxation. Before joining the firm, Mr. Ammon was with SAIC as an International Tax Manager. He previously was with KPMG, LLP in the International Corporate Services Department. His principal practice consisted of clients in the information, communications and entertainment ("ICE") industry. Before he joined KPMG, LLP, Mr. Ammon worked from 1995 to 1998 at Deloitte & Touche, LLP in their tax services department where he provided corporate, partnership, and personal tax and business planning services to clients. Mr. Ammon also worked several years as a staff accountant where his responsibilities included the compilation and consolidation of monthly financial statements for multiple subsidiaries. Mr. Ammon has a Juris Doctor and a Master's of Law in taxation (LL.M.) from the University of San Diego, and received his undergraduate degree from the University of California, San Diego. He is admitted to the California Bar. Mr. Ammon is a member of the Audit and Compensation Committees and was appointed to the Board of Directors in 2000.

MEETINGS

The Board of Directors has one regularly scheduled meeting each year, immediately after and at the same place as the annual meeting of shareholders. Additional meetings may be called as the need arises. During the 2003 fiscal year, the Board of Directors held 6 meetings. All of the members of the Board of Directors were present at each meeting.

COMMITTEES

The Board of Directors has an Audit Committee and a Compensation Committee, both of which were established on June 9, 2000. In addition, the Board of Directors established a Governance and Nominating Committee in May 2004.

AUDIT COMMITTEE. As set forth in the Audit Committee Charter adopted by the Board of Directors, a copy of which is included in the Company's Definitive Proxy Statement filed with the SEC on November 29, 2001 as Exhibit A, the primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (1) the financial information provided to shareholders and others, (2) systems of internal controls established by management and the Board of Directors and (3) the audit process. The primary function of the Compensation Committee is to establish and administer our executive compensation programs. Mr. Bradley J. Ammon is a member of both committees and is "independent" as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards.

REPORT OF THE AUDIT COMMITTEE. The Audit Committee has reviewed the Company's audited financial statements for fiscal 2003 and discussed them with management.

The Company's former independent auditors, Stonefield Josephson, Inc., have discussed with the Audit Committee matters such as the auditors' role and responsibility in connection with an audit of the Company's financial statements, significant accounting policies, the reasonableness of significant judgments and accounting estimates, significant audit adjustments, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

The Audit Committee has received from Stonefield Josephson, Inc. written disclosures regarding all relationships between Stonefield Josephson, Inc. and its related entities and the Company and its related entities that in the professional judgment of Stonefield Josephson, Inc. may reasonably be thought to bear on independence. Stonefield Josephson, Inc. has confirmed that, in its professional judgment, it is independent of the Company within the meaning of the Securities Act of 1933, as amended, and the Audit Committee has discussed such matters with Stonefield Josephson, Inc.

The Audit Committee, based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Director Bradley J. Ammon serves as the sole member of the Company's Audit Committee. The Board of Directors believes that Mr. Ammon qualifies as an "Audit Committee Financial Expert" as that term is defined by applicable SEC rules.

                                BRADLEY J. AMMON

GOVERNANCE AND NOMINATING COMMITTEE. The Board of Directors has established a Governance and Nominating Committee for purposes of nominating directors and for all other purposes outlined in the Governance and Nominating Committee Charter, including nominees submitted to the Board of Directors by shareholders. The Governance and Nominating Committee is composed of Bradley Ammon.. The Board has determined that each of the members of the Governance and Nominating Committee is unrelated, an outside member with no other affiliation with the Company and independent as defined by the American Stock Exchange.

NOMINATION OF DIRECTORS

As provided in its charter and our company's corporate governance principles, the Governance and Nominating Committee is responsible for identifying individuals qualified to become directors. The Governance and Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Governance and Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating and Corporate Governance Committee considers the entirety of each candidate's credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

         o    high personal and professional ethics and integrity;

         o    the ability to exercise sound judgment;

         o    the ability to make independent analytical inquiries;

         o a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

         o    the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Governance and Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

         o whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

         o whether the person's nomination and election would enable the Board to have a member that qualifies as an "audit committee financial expert" as such term is defined by the Securities and Exchange Commission (the "SEC") in Item 401 of Regulation S-K;

         o whether the person would qualify as an "independent" director under the listing standards of the American Stock Exchange;

         o the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

         o the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

Governance and Nominating Committee will consider director candidates recommended by stockholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Governance and Nominating Committee must comply with the following:

         o The recommendation must be made in writing to the Corporate Secretary, Dean Weber.

         o The recommendation must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person's ownership of the Company's common stock.

         o The recommendation shall also contain a statement from the recommending shareholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references.

         o A statement from the shareholder nominee indicating that such nominee wants to serve on the Board and could be considered "independent" under the Rules and Regulations of the American Stock Exchange and the Securities and Exchange Commission ("SEC"), as in effect at that time.

All candidates submitted by stockholders will be evaluated by the Governance and Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

DIRECTOR COMPENSATION

We do not pay compensation for service as a director to persons employed by us. Non-employee directors receive $1,000 for each meeting of the Board of Directors they attend. We pay all out-of-pocket expenses of attendance by directors at the meetings. In addition, each director may receive up to 50,000 options to buy shares of our common stock per year with a maximum holding of 50,000 options per year, and the Chairman of the Board may receive an additional 25,000 options per year. The exercise price and term of these options are determined by the Compensation Committee at the time they are granted.

                             EXECUTIVE COMPENSATION

The following tables set forth certain information regarding our CEO and each of our executive officers whose total annual salary and bonus for the fiscal year ending December 31, 2003, 2002 and 2001 exceeded $100,000:

                                SUMMARY COMPENSATION TABLE
                                    ANNUAL COMPENSATION
                                    -------------------

                                                   Other
                                                   Annual    Restricted    Options     LTIP
Name & Principal             Salary     Bonus   Compensation   Stock        SARs      Payouts
         Position      Year    ($)       ($)          ($)      awards        (1)        ($)
         --------      ----    ---       ---          ---      ------        ---        ---
Dean Weber, CEO        2003  241,629      -            -           -          -          -
CEO                    2002  252,000      -            -           -          -          -
                       2001  246,098      -            -           -          -          -

*Rahoul Sharan, CFO    2003   84,636      -            -           -          -          -
                       2002  142,500      -            -           -          -          -
                       2001  137,654      -            -           -          -          -

(*) These payments were made through KJN Management Ltd.

EMPLOYMENT AGREEMENT

We entered into a three-year employment agreement (the Weber Employment Agreement) with Dean Weber, our Chairman, Chief Executive Officer and President, commencing in July 1999. The Weber Employment Agreement provides that, in consideration for Mr. Weber's services, he is to be paid an annual salary of $180,000. The salary was changed to $252,000 annually in April 2000. The last bonus earned was paid in 2000.

PERSONAL SERVICE AGREEMENT

We entered into a three-year personal service agreement with KJN Management Ltd., commencing in July 1999 for the services of its CFO, Rahoul Sharan, which provided for the payment of a fee by the Company to KJN Management Ltd. of $120,000 per year. The service fee was increased to $180,000 per year in 2000 and subsequently been reduced in 2001, 2002, and 2003. The last bonus earned was paid in 2000.

COMPENSATION OF DIRECTORS

Non-employee directors receive $1,000 for each Board of Directors meeting attended. The Company pays all out-of-pocket expenses of attendance.

AMENDED AND RESTATED 1999 STOCK OPTION PLAN

Our Amended and Restated 1999 Stock Option Plan (the 1999 Plan) authorizes us to grant to our directors, employees, consultants and advisors both incentive and non-qualified stock options to purchase shares of our Common Stock. As of December 31, 2003, our Board of Directors had reserved 13,000,000 shares for issuance under the 1999 Plan, of which 1,721,500 shares were subject to outstanding options and 11,278,500 shares remained available for future grants. Our Board of Directors or a committee appointed by the Board (the Plan Administrator) administers the 1999 Plan. The Plan Administrator selects the recipients to whom options are granted and determines the number of shares to be awarded. Options granted under the 1999 Plan are exercisable at a price determined by the Plan Administrator at the time of the grant, but in no event will the option price for any incentive stock option be lower than the fair market value for our Common Stock on the date of the grant. Options become exercisable at such times and in such installments as the Plan Administrator provides in the terms of each individual option agreement. In general, the Plan Administrator is given broad discretion to issue options and to accept a wide variety of consideration (including shares of our Common Stock and promissory notes) in payment for the exercise price of options. The 1999 Plan was authorized by the Board of Directors and stockholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE
             ELECTION OF EACH NOMINEE AS A DIRECTOR OF THE COMPANY.

                                   PROPOSAL 2

    APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE NUMBER OF
       AUTHORIZED SHARES FROM 260,000,000 (250,000,000 OF COMMON STOCK AND 10,000,000 OF PREFERRED STOCK) TO 1,000,000,000 (990,000,000 OF COMMON STOCK
                       AND 10,000,000 OF PREFERRED STOCK)

The Board of Directors authorized an amendment to our Articles of Incorporation to increase the number of our authorized shares. Subject to shareholder approval, Article Fourth, Section 1 would be amended to read as follows and would be filed with the Nevada Secretary of State:

"FOURTH: Capital Stock

1. Classes and Number of Shares. The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications, limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

     Class            Par Value            Authorized Shares
     -----            ---------            -----------------
     Common           $0.001               990,000,000
     Preferred        $0.001                10,000,000"

As of the Record Date, a total of 222,790,662 shares of the Company's Currently authorized 250,000,000 shares of Common Stock are issued and outstanding. The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of common stock. This amendment will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock would remain unchanged under this proposal.

The increase in the number of authorized but unissued shares of common stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes. If approved, the Company has no present intentions to issue any of the newly authorized shares of common stock

If the shareholders approve the increase in authorized capital stock, the ratio of issued-to-authorized shares would increase from approximately 1:1 to 1:4. The Company believes this dramatic increase is in the best interest of the Company because it would be able to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes, without the expense and time of obtaining stockholder approval.

In addition, one of the effects of proposed amendment might be to enable the Board to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board would, unless prohibited by applicable law, have additional shares of common stock available to effect transactions (such as private placements) in which the number of the Company's outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company. Such action could discourage an acquisition of the Company, which stockholders might view as desirable.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                                   PROPOSAL 3
                      RATIFICATION OF SELECTION OF AUDITORS

Our independent auditors for the year ended December 31, 2003 were Stonefield Josephson, Inc., independent public accountants. The Board of Directors has selected Peterson & Company. LLP to serve as our auditors for the fiscal year ending December 31, 2004. Representatives of Peterson & Company, LLP are not expected to be present at the Annual Meeting.

On April 19, 2004, One Voice Technologies, Inc., (the "Company") notified Stonefield Josephson, Inc., ("SJ ") that it has engaged Peterson & Co., LLP as the Company's auditor and as a consequence was dismissed as the Company's auditors. On April 12, 2004, the Company engaged Peterson & Co., LLP as independent auditor of the Company for the fiscal year ending December 31, 2004. The action to engage Peterson & Co., LLP was taken upon the unanimous approval of the Audit Committee of the Board of Directors of the Company.

During the last two fiscal years ended December 31, 2003 and December 31, 2002 and through April 19, 2004, (i) there were no disagreements between the Company and SJ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of SJ would have caused SJ to make reference to the matter in its reports on the Company's financial statements, and (ii) SJ's reports did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the last two most recent fiscal years ended December 31, 2003 and 2002 and through April 19, 2004, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B. SJ's opinion in its report on the Company's financial statements for the year ended December 31, 2003 and 2004, expressed substantial doubt with respect to the Company's ability to continue as a going concern.

         During the two most recent fiscal years and through April 12, 2004, the Company has not consulted with Peterson & Co., LLP regarding either:

         1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Peterson & Co., LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
         2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

AUDIT FEES

The aggregate fees paid to Stonefield Josephson, Inc. for professional services rendered for the audit of our annual financial statements for the fiscal years ended December 31, 2003 and 2002 totaled $58,716 and 22,974, respectively.

AUDIT RELATED FEES

There were no aggregate fees paid to Stonefield Josephson, Inc. for professional services rendered for assurance and related services pertaining to the audit of our annual financial statements for the fiscal years ended December 31, 2003 and 2002.

TAX FEES

The aggregate fees paid to Stonefield Josephson, Inc. for professional services rendered for assurance and related services pertaining the tax compliance, tax advice, and tax planning to the audit of our annual financial statements for the fiscal years ended December 31, 2003 and 2002 totaled $1,991 and $4,203, respectively.

ALL OTHER FEES

During the fiscal years ended December 31, 2003 and 2002, no fees were paid to Stonefield Josephson, Inc., other than for audit and tax services described above.

The Audit Committee has considered whether the provision of services covered in the preceding paragraphs is compatible with maintaining Stonefield Josephson, Inc.'s independence.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 3.

                                  ANNUAL REPORT

Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, as amended and as filed with the SEC, excluding exhibits, is being mailed to shareholders with this Proxy Statement. We will furnish any exhibit to our Annual Report on Form 10-KSB free of charge to any shareholder upon written request to the Company at 6333 Greenwich Drive, Suite 240, San Diego, California 92122. The Annual Report is not incorporated in, and is not a part of, this Proxy Statement and is not proxy-soliciting material. You are encouraged to review the Annual Report together with subsequent information filed by the Company with the SEC and other publicly available information.

                                  OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournment thereof, the proxy holders named in the accompanying Proxy will have discretionary authority to vote all proxies in accordance with their best judgment with respect to such matters.

San Diego, California

By Order of the Board of Directors

September 19, 2004

                                   EXHIBIT "B"
                                   -----------

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                          ONE VOICE TECHNOLOGIES, INC.

The undersigned, being the President of One Voice Technologies, Inc. a corporation existing under the laws of the State of Nevada, does hereby certify under the seal of the said corporation as follows:

1. The certificate of incorporation of the Corporation is hereby amended by replacing Article Fourth, Section 1, in its entirety, with the following:

"FOURTH: Capital Stock

1. Classes and Number of Shares. The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications, limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

     Class            Par Value               Authorized Shares
     -----            ---------               -----------------
     Common           $0.001                  990,000,000
     Preferred        $0.001                   10,000,000

2. The officers of the Corporation are authorized and directed to take such actions as are necessary in their discretion to effectuate the purposes of each of the above resolutions, including but not limited to the execution, delivery and filing of all necessary certificates, applications and other documents and the payment of all necessary fees in connection therewith.

3. The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 222,790,662 and the foregoing change and amendment has been consented to and approved by the vote of the shareholders of the Corporation holding at least a majority of each class of stock outstanding and entitled to vote thereon

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation, as amended, to be signed by Dean Weber, its President, this __ day of ________ 2004.

                          ONE VOICE TECHNOLOGIES, INC.

                                       By:
                              DEAN WEBER, PRESIDENT

[Form of Proxy]

                          ONE VOICE TECHNOLOGIES, INC.
                         6333 GREENWICH DRIVE, SUITE 240
                           SAN DIEGO, CALIFORNIA 92122

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, as a shareholder of common stock of One Voice Technologies, Inc., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Proxy Statement and the notice of the shareholders meeting to be held on October 14, 2004, at 10:00 a.m. Pacific time, at the Prime Hotel and Suites, 5975 Lusk Boulevard, San Diego, California 92121, and hereby further revokes all previous proxies and appoints Dean Weber as proxy of the undersigned at said meeting and any adjournments thereof with the same effect as if the undersigned were present and voting the shares.

(1) For the election of the following persons as directors of the Company to hold office until the 2004 Annual Meeting of Shareholders and until their respective successors are elected and qualified:

                               Dean Weber
                               Rahoul Sharan
                               Bradley J. Ammon

[ ] AUTHORITY GRANTED to vote for          [ ] AUTHORITY WITHHELD to
    nominees listed above, except as           vote for all nominees
    indicated to the contrary below.           listed above.


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

(2) To approve an amendment to our Articles of Incorporation to increase the number of our authorized shares from 260,000,000 (250,000,000 of common stock and 10,000,000 of preferred stock) to 1,000,000,000 (990,000,000 of common stock and 10,000,000 of preferred stock).

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

(3) The ratification of the selection of Peterson & Company, LLP as the Company's auditors for the fiscal year ending December 31, 2004.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

(4) In their discretion upon such other matters as may properly come before the meeting and any adjournments thereof.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES AND IN FAVOR OF SUCH PROPOSALS, AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THIS MEETING.

Dated: __________________________, 2004

                                   (Signature)


                (Signature of joint owner or additional trustee)

Sign exactly as your name appears on your share certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. If a corporation, sign in full corporation name by president or other authorized officer. If a partnership, sign in partnership name by authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY VIA FASCIMILE AT
(303) 282-5800 OR BY USING THE ENCLOSED ENVELOPE.